Exhibit 99.2

The Leading Concrete Pumping Provider in the U.S. and U.K. NASDAQ: BBCP December 2018 Investor Presentation

Disclaimer

Important Information

This investor presentation ("Investor Presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Concrete Pumping Holdings, Inc. (the "Company") or any of the Company's affiliates. It is not intended to form the basis of any investment decision. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this Investor Presentation.

Forward-Looking Statements

This Investor Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the outcome of any legal proceedings that may be instituted against the Company; the inability to obtain or maintain the listing of the Company's shares of common stock on The Nasdaq Stock Market; the risk that the Company's recently consummated business combination (the "business combination") disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably and retain its key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time in the Company's filings with the U.S. Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this Investor Presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which the Company competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms, and company filings.

Historical and Projected Financial Information

This Investor Presentation contains financial forecasts. These financial forecasts were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with generally accepted accounting principles ("GAAP"). The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Non-GAAP Financial Measures

This Investor Presentation includes non-GAAP financial measures, including Pro Forma Adjusted Revenue, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, and Adjusted Free Cash Flow. The Company defines Pro Forma Adjusted Revenue as revenue after giving pro forma effect to (i) the acquisition on November 17, 2016 of Camfaud Concrete Pumps Limited, and Premier Concrete Pumping Limited, which each also owned 50% of the stock of South Coast Concrete Pumping Limited (collectively "Camfaud" and the acquisition, the "Camfaud Acquisition"), and (ii) the acquisition on April 20, 2018 of substantially all assets of Richard O'Brien Companies, Inc., O'Brien Concrete Pumping-Arizona, Inc., O'Brien Concrete Pumping-Colorado, Inc. and O'Brien Concrete Pumping, LLC (collectively, "O'Brien" and the acquisition, the "O'Brien Acquisition"), as further adjusted to reflect a constant a currency exchange rate. Pre-acquisition financial results of Camfaud and O'Brien are labeled "pre-acquisition." Post-acquisition financial results for these companies are consolidated within the Company's financial statements for periods following the date of acquisition. Pro Forma Adjusted EBITDA is defined as net income (loss) plus interest expense, income taxes, depreciation, amortization, transaction expenses, loss on debt extinguishment, other income (expense), non-recurring adjustments and management fees. Pro Forma Adjusted EBITDA Margin is Pro Forma Adjusted EBITDA divided by Pro Forma Adjusted Revenue. Adjusted Free cash flow is defined as Pro Forma Adjusted EBITDA minus Pro Forma Capital Expenditures (the Company's capital expenditures after giving pro forma effect to the Camfaud Acquisition and the O'Brien Acquisition). These measures should not be used as substitutes for their most comparable measures calculated in accordance with GAAP. See Reconciliation of Non-GAAP Measures on Slide 30.

The Company believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company's management uses certain of these non-GAAP measures to compare the Company's performance to that of prior periods for trend analyses and for budgeting and planning purposes.

A reconciliation of non-GAAP forward looking information to their corresponding GAAP measures has not been provided due to the lack of predictability regarding the various reconciling items such as provision for income taxes and depreciation and amortization, which are expected to have a material impact on these measures and are out of the Company's control or cannot be reasonably predicted without unreasonable efforts. You should review the Company's audited financial statements and not rely on any single financial measure to evaluate the Company's business. Other companies may calculate Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow and other non-GAAP measures differently, and therefore the Company's Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDA Margin, and Adjusted Free Cash Flow and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

1

Concrete Pumping Holdings (CPH) Overview

Company Overview

- The leading concrete pumping provider in the U.S. and U.K. under **Brundage-Bone** and **Camfaud** brands, respectively
- **Eco-Pan** is our highly profitable, disruptive waste management service in the U.S.; emerging presence in the U.K.
- **Brundage-Bone** has a ~10% market share and is ~4x+ larger than any competitor in the U.S. **Camfaud** has a ~34% market share and is ~10x larger than any competitor in the U.K.[1]
- **Eco-Pan** has achieved historical annual revenue growth of ~25% with ~44% EBITDA margins and unit economics that generate a ~54% ROI[2]
- Acquirer of choice that has completed 45+ acquisitions since 1983
- FY 2018E Pro Forma Adjusted Revenue ~$251m; Pro Forma Adjusted EBITDA ~$85m

Select Marquee Projects

Amazon Block 20 (Seattle, WA)



AT&T Stadium - Dallas Cowboys (Arlington, TX)



Note: Metrics are pro forma for the financial impact of the April 2018 O'Brien acquisition.
(1) Market share based on LTM revenue as of April 2018. Comparison to competitors based on CPH's pump count compared to next largest competitor.
(2) Eco-Pan financial profile reflects historical results and may not be indicative of future returns. EBITDA Margin based on nine months ending July 31, 2018.

2

x Attractive industry dynamics – commercial, environmental & legislative tailwinds x Secular trend towards concrete pumping – faster, safer & higher quality than alternatives x Scale advantages – utilization & costs x Track record of pricing optimization x Short investment paybacks & long - life assets x Diversity of geographies, end markets & customers provides cycle resiliency x Positioned to grow – Eco - Pan rollout, geographic expansion, pricing & M&A x Proven management team with significant ownership stake Investment Highlights 3

CPH Geographic Coverage 4 ___________________________________________________________________________________________________________________ Note: Denver is the HQ for CPH, London is the main corporate office in the U.K. First Eco - Pan location in the U.K. expected to o pen Q1 FY 2019. U.S. Footprint U.K. Footprint Legend: Corporate HQ # of Locations: 80 28 14

Platform with Significant Scale and Diversity

Diversity Provides Resiliency

Geographic Diversity...



U.S.
U.K.
22%
78%
FY 2017 Revenue[1]

...Even Within the U.S.



Central
Mountain
South
Southeast
West
24%
20%
17%
21%
18%
FY 2017 U.S. Revenue[2]

End Market Diversity



Commercial
Infrastructure
Residential
25%
56%
19%
FY 2017 U.S. Revenue[2]

Service Line Diversity



Concrete Pumping
Environmental Services
11%
89%
FY 2017 Revenue[1]

No Customer Concentration



Top 10
11-20
21+
9%
6%
85%
FY 2017 Revenue

No Project Concentration



Under $500
$500-1,000
$1,000-1,500
$1,500-2,500
$2,500-5,000
$5,000-10,000
$10,000+
6%
26%
14%
18%
17%
9%
9%
FY 2017 Project Count[3]

Note: Revenue excludes contribution from the April 2018 O'Brien acquisition (approximately $14 million of revenue in FY 2017, all of which were earned providing concrete pumping services in the U.S.). CPH has an October fiscal year end.
(1) Analysis is pro forma adjusted for a full year contribution of CPH's U.K. segment (Camfaud), which was acquired in November 2016, and assumes a constant currency adjustment based on a GBP to USD exchange rate of 1.370.
(2) U.S. revenue breakdown based on concrete pumping operations only.
(3) Project count based on U.S. and U.K. concrete pumping operations only. Figures do not sum to 100% due to rounding.

5

Significant Advantages of Concrete Pumping Crane & Bucket Wheel - barrow Concrete Placement Methods Tailgating Speed and Efficiency Access / Precision of Placement Safety Consistent Placement Advantages of Concrete Pumping ____________________________________________________________________________________________ (1) Figures do not sum to 100% as ‘other methods’ (i.e. pre - cast concrete) account for a further 10% of the market. 6 Comparable All - In Cost % of U.S. Market 1 45% 9% 2% Pumping 34%

Concrete Pumping Gaining Share (% of total U.S. concrete placement that is pumped) Large, Growing Market Supported by Compelling Tailwinds U.S. Concrete Production (Millions of cubic yards) 396 406 390 404 431 458 457 415 352 259 257 266 290 300 325 336 351 351 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Concrete production is ~23% below prior peak. Industry labor constraints extending recovery. U.S. Pumped Concrete Demand 7 Pumping is taking share due to compelling customer value proposition. 1 3 4 Pumping market expected to see strong pricing and volume growth. Extended Construction Cycle Tax reform, regulatory relief and increased infrastructure spending extending the cycle. 2 Early Mid Late New Position in Cycle Previous Position in Cycle ~20% ~34% 2000 2018 ~$1.75 billion ~$2.30 billion 2017 2021

Market Leader in U.S. and U.K.

U.S. Market Position

(Percent of Concrete Pumping Spend)



10%
22%
Top 2-20
~$1.75bn
68%
Others

4x+ larger than competition[1]

U.K. Market Position

(Percent of Concrete Pumping Spend)



34%
~$140m
66%
Others

10x+ larger than competition[1]

Key Highlights

- Most competitors serve only local areas and lack breadth of equipment (typical fleet of ~5-10 pumps)
- Few regional competitors serving more than two states or markets
- Most local markets have only two providers of scale
- CPH's expansive fleet and national reach support differentiated, high-quality service

Note: Market position based on LTM revenue as of April 2018. Analysis is pro forma for the financial impact of the April 2018 O'Brien acquisition (approximately $14 million of revenue on an LTM basis as of April 2018, all of which were earned providing concrete pumping services in the U.S.). U.K. (Camfaud) LTM revenue assumes a constant currency adjustment based on a GBP to USD exchange rate of 1.370.

(1) Based on CPH's pump count compared to next largest competitor.

8

CPH Competitive Advantages Compelling Customer Value Proposition Increasing Importance to Customers Reliability  Track record of quality and on - time completion Wide Range of Equipment  Fleet of boom pumps ranges from 17 to 65 meters  Also maintains fleet of stationary pumps, placing booms, telebelts, etc. Technical Expertise  30+ years of successful operating history  Experienced and knowledgeable operators 9 Availability  More pumps and skilled operators than competitors

Key Advantages of Business Model  Services provided on a hourly and yardage poured basis, and include invoicing a travel charge  Surcharge for any additional costs (such as fuel)  High percentage of repeat customers plus strong referral network Simple Bidding Process  Pure service business that doesn’t take title of ready - mix concrete  No raw material price exposure  No product liability risk Limited Project Risk  No fixed price bid work and no percentage of completion accounting  The daily pour, not the total project, is what is billed  Variable Cost base provides flexibility across business environments No Fixed Price Projects  No letter of credit or bonding exposure No Surety Bonding Requirements  Negligible bad debt expense historically  Typically one of the first trade contractors paid on the job  Company invoices customers each day as the work is performed Limited Bad Debt Exposure CPH’s business model avoids issues common to typical contractors and construction service providers 10

 Meaningful discount on OEM capex purchases and parts relative to smaller competitors  Meaningful discount on fuel purchases by buying wholesale  Able to negotiate discount on insurance with a more robust Health, Safety and Environmental program Purchasing  Can bid on larger, more complex jobs that typically require a broader mix of equipment  Smaller players are typically limited to booms of 47 meters and smaller, CPH has booms of up to 65 meters Breadth of Services  Ability to move assets to strongest markets based on customer demand  Maximized uptime and extended useful life through dedicated, high quality onsite maintenance  Able to match the appropriate size pump to the customer’s requirements driving enhanced utilization Fleet Availability  Strive to be the “employer of choice” in the industry  Established training program and opportunities for career advancement  Leading safety programs and track record Trained Operators CPH is the only national provider of concrete pumping services, which creates substantial and unique competitive advantages Scale Advantages Over Smaller Competitors 11

Eco-Pan – A Unique, Disruptive Environmental Solution

Concrete Waste Management Overview

- Stringent regulation on washout of concrete pump trucks and related equipment
- Ensuring job sites are environmentally compliant is a major challenge and distraction for contractors
- Eco-Pan provides a simple, fully-compliant and cost-effective solution
- Highly profitable (~44% EBITDA margins[1]) and strong historical growth (~25% annual revenue growth)

Options for Concrete Washwater Containment

Ineffective Legacy Alternatives




No solution




Immovable washout pits

Disruptive Solution: Eco-Pan





Turn-key, route-based service.
Collect & retain all washwater in leakproof containers

Note: Eco-Pan financial profile reflects historical results and may not be indicative of future returns.
1) EBITDA Margin based on nine months ending July 31, 2018.

12

Bruce Young Chief Executive Officer ▪ CEO of CPH: 2008 – Present ▪ CEO of Eco - Pan: 1999 – Present ▪ Manager of Brundage - Bone concrete pumping operations: 2001 – 2008 ▪ 38 years of industry experience ▪ CFO of CPH: 2016 – Present ▪ CFO of Wood Group PSN Americas (LSE:WG): 2013 – 2016 ▪ 20 years of international financial and managerial experience ▪ Chartered Accountant of the Institute of Chartered Accountants of Scotland Proven Management With Significant Ownership Stake Iain Humphries Chief Financial Officer 13 ▪ Managing Director of CPH UK operations ▪ Managing Director of Camfaud since 2002 ▪ 30+ years of industry experience Tony Faud Managing Director, U.K. Current CPH Management & Employees Collectively Own 13% of the Company 1 _____________________________________________________________________________________________________________________________ ___ _________________________________________________________________ (1) Assumes conversion and full dilution of the Zero - Dividend Convertible Perpetual Preferred Stock PIPE and all outstanding “in - the - money” options that were issued at the Closing to certain members of CPH Management and Former CPH Employee Shareholders, based on Treasury Stock method and an assumed $10.20 stock price.

4 3 2 Framing the CPH Growth Opportunity 1 Scalable platform that is positioned for continued strong organic and strategic growth Expand Eco - Pan Pursue Acquisitions Capture Greater Market Share Optimize Pricing 14

Eco-Pan – Significant White Space Market Opportunity

Eco-Pan U.S. Market Opportunity


$850m+
Total US Market Opportunity

$826m+
Large Market for Continued Penetration

$24m
FY17 Eco-Pan Revenue (Current Penetration of ~3%)

Washout Method Alternatives

- Washout Pits
- Roll-Off
- **Washout Pans / Management Services**
- No Solution

Key Factors for Increased Penetration of Eco-Pan

A. **Violation avoidance** – provides a simple, leak-proof solution, compliant with EPA and state regulations

B. **Environmental protection** – high-quality pans that are far less likely to leak or spill than washout pits

C. **Convenience / reduced labor** – Convenient turn-key solution for contractors, allowing focus on core activities

How We Execute

A. ***Route density*** – *supports profitable operations*

B. ***Capitalized to invest in high-quality pans and service*** – *designed by industry operators*

C. ***Cross-sell to our large, complementary concrete pumping customers*** – *only ~25% of Eco-Pan's business is with CPH's own concrete pumping units*

15

2 Proven M&A Platform

M&A Playbook

- **Acquirer of Choice:** Completed 45+ acquisitions since 1983 (avg. pre-synergy Adjusted EBITDA multiples <4.5x)
- **Benefits of Scale:** Track record of increasing Adjusted EBITDA margins of target (~20%) to CPH levels (~35%) within first few years through utilization increases, price optimization and cost synergies
- **Clear Acquisition Criteria:** Strong management, good employee and customer relationships, well maintained fleet and meaningful potential for synergies
- **Attractive Tax Benefits Available:** Transactions typically structured as asset purchases, expected to allow 100% cost expensing for tax purposes
- **Strong Acquisition Pipeline:** Active discussions with U.S. targets (~$6-7m Adjusted EBITDA) and U.K. targets (~$0.5m Adjusted EBITDA)[1]; ~$100m of additional Adjusted EBITDA identified

Acquisitions since 2015

Company Name	Markets	Purchase Price (millions)	Est. Acquisition Adjusted EBITDA Multiple[2]
Solid Rock	TX	$1.1	2.6x
Dyna Pump	TX	$0.3	1.6x
Action	SC, TN, AL	$5.6	7.3x
AJ / Kenyon	SC	$1.7	2.1x
Oxford	U.K.	£45.5	4.4x
Reilly	U.K.	£10.2	4.0x
O'Brien	CO	$21.0	4.0x

Note: Figures above are indicative of historical acquisition results. There can be no assurances that future acquisitions will occur or perform in line with historical achievements.
(1) An acquisition of either of these targets is still subject to further negotiations, due diligence, availability of financing, regulatory approvals and CPH board approval.
(2) Estimated acquisition Adjusted EBITDA multiples are before synergies.

16

0% 50% 100% 1 2 3 4 5 6 7 8 9 10 Pumping Customers Capture Greater Market Share – Drivers of Growth 3 Drivers of Growth x Favorable market tailwinds – customers posting record backlogs x CPH customers capturing greater share x Increasing project complexity x Ability to charge premium pricing for superior quality x Customers reducing number of pumping providers with preference for national players x Customers pulling CPH into new markets 17 $0.0 $1.0 $2.0 $3.0 1 2 3 4 5 6 7 8 9 10 Pumping Customers Top 10 Pumping Customers Revenue ($ in millions) Top 10 Pumping Customers Wallet Share (%) 2015 2017 Proven Growth and Strong Opportunity With Top Customers

3 Capture Greater Market Share – Large Opportunities in U.S. & U.K.



U.S. State Infrastructure Report and Grading[1]



D+ Grade
C- Grade
C Grade
C+ Grade
No Grade

U.S. Infrastructure Report and Grading[1]

	Category	Grade
1	Aviation	D
2	Bridges	C+
3	Dams	D
4	Drinking Water	D
5	Energy	D+
6	Hazardous Waste	D+
7	Inland Waterways	D
8	Levees	D
9	Parks & Recreation	D+
10	Ports	C+
11	Rail	B
12	Roads	D
13	Schools	D+
14	Solid Waste	C+
15	Transit	D-
16	Wastewater	D+
	Overall	**D+**

U.S. Infrastructure Stimulus Opportunity

- Significant investment ($1+ trillion over ten years) expected to address aging and poor state of U.S. infrastructure
- Brundage-Bone's footprint and operational capabilities position it well to capture a large share of stimulus spend



U.K. High Speed Railway Project ("HS2")



Key
HS2 Phase 1
HS2 Phase 2
Leeds
Manchester
Sheffield
Birmingham
London

Project Overview

- $77 billion HS2 project
- Highly concrete intensive, with a very large percentage requiring pumping
- CPH's U.K. segment (Camfaud) is well positioned to receive a large share given its national footprint and fleet capabilities
- Expected Contribution – Phase 1 Only:
  - ~5.4 million m^3 of concrete and ~2.2 million m^3 of which will be pumped
  - Phase 1 market opportunity for Camfaud could be worth up to $24 million

(1) American Society of Civil Engineers "2017 Infrastructure Report Card: A Comprehensive Assessment of America's Infrastructure".

18

Track Record of Pricing Optimization Drivers of Pricing Optimization Faster, Safer & Higher Quality Advantages of concrete pumping ~90 mins Time before ready - mix concrete perishes ~3 mins Approximate time for concrete pumping to empty ready - mix truck ~10% Ready - mix concrete costs (as % of overall project costs) ~1 - 2% Concrete pumping costs (as % of overall project costs) 4 Track Record of Price Optimization in the U.S. and U.K. $278 $291 $305 $310 2014 2015 2016 2017 U.S. – Revenue per Billed Hour £659 £715 £758 £785 2014 2015 2016 2017 U.K. – Revenue per Billed Job 19

Concrete Pumping Holdings, Inc. Financial Overview

Historical & Forecasted Financial Profile[1]

Strong track record of growth, Adjusted EBITDA margins and attractive Adjusted Free Cash Flow

(US$ in millions)

Pro Forma Adjusted Revenue

2015 – 2019 CAGR: 8%



$199
$236
$237
$251
$273
FY2015
FY2016
FY2017
FY2018E
FY2019E

Pro Forma Adjusted EBITDA & Margin

2015 – 2019 CAGR: 9%

2015 – 2019 Avg. Margin: 34%



$67
$82
$78
$85
$95
33%
35%
33%
34%
35%
FY2015
FY2016
FY2017
FY2018E
FY2019E

Pro Forma Capex

2015 – 2019 Average as % of Revenue: 12%



Net Maintenance
Growth
$30
$31
$23
$25
$31
$17
$11
$10
$6
$13
$12
$19
$13
$19
$18
FY2015
FY2016
FY2017
FY2018E
FY2019E

Adjusted Free Cash Flow & Adjusted FCF Conversion[2]

2015 – 2019 Average Adjusted FCF Conversion: 65%



$37
$52
$55
$60
$64
55%
63%
70%
71%
68%
FY2015
FY2016
FY2017
FY2018E
FY2019E

Note: CPH has an October fiscal year end. Figures may not sum due to rounding. See Reconciliation of Non-GAAP Measures on Slide 30.
(1) Financials are pro forma adjusted to account for acquisitions made during these historical periods. Forecasts do not include the impact of prospective acquisitions.
(2) Adjusted Free Cash Flow defined as Pro Forma Adjusted EBITDA - Pro Forma Total Capex. Adjusted Free cash flow conversion defined as (Pro Forma Adjusted EBITDA – Pro Forma Total Capex) / Pro Forma Adjusted EBITDA.

21

FY 2017 Approximate Variable Component Cost of Sales: Personnel $63.4 85% Fuel 10.4 95% Parts, repairs & maintenance 21.9 95% Insurance 7.1 70% Other 6.0 80% Total Cost of Sales $108.9 87% % of Revenue 48.9% SG&A Expenses: Personnel $24.5 20% Facilities 3.6 10% Auto 2.1 20% Travel & entertainment 2.7 50% Communication 1.3 20% Personal fees 1.5 50% Other 4.9 50% Total SG&A Expenses $40.5 26% % of Revenue 18.2% Variable Cost Base Provides Flexibility Across Business Environments 22 Highly Variable Cost Structure _____________________________________________________________________________________________________________________________ ___ ______________________________________ Note: Analysis is pro forma adjusted for a full year contribution of CPH’s U.K. segment (Camfaud), which was acquired in Nove mbe r 2016, and assumes a constant currency adjustment based on a GBP to USD exchange rate of 1.370. Analysis excludes the impact of April 2018 O’Brien acquisition. Cost breakdown excludes depreciation exp ense. CPH has an October fiscal year end. (1) Based on weighted average. ~70% Variable Cost Base 1 1 1

Strong Unit Economics Across Both Concrete Pumping and Eco-Pan

Concrete Pumping Unit Economics

Brundage-Bone Concrete Pumping

Camfaud

~25%
Unlevered ROI

~4-5 Years[1]
Payback Period

vs.

~20 Years
Useful Life of Assets

Eco-Pan Unit Economics

Eco-Pan

~54%
Unlevered ROI

~1.9 Years
Payback Period[2]

vs.

~20 Years
Useful Life of Assets

Note: Unit economics and return profile reflect historical and/or target results and may not be indicative of future returns.

(1) Payback periods vary between the U.S. and the U.K. and by asset type. Concrete pumping payback periods are net of trade-in or sale value for units sold at the end of their useful lives (typical salvage value of approximately 20%).

(2) Investment required for new route: one truck - $280,000; 85 Eco-Pans at ~$950 each = $81,000.

23

Concrete Pumping Holdings, Inc. Appendices

Analysis of Shares Outstanding

Shares by Type	Common Stock	Other Shares and Equivalents Outstanding		Total Potential Outstanding Stock (Fully Diluted)
	Outstanding as of December 6, 2018 (Closing Date)	Shares Underlying Convertible Securities[1,2]	Shares Underlying Outstanding Warrants[3]	
Total Unrestricted Shares (Public Shares)	2,568,996	-	-	2,568,996
CPH Management & Employees (Current and Former)	2,942,048	2,380,210	-	5,322,258
Argand Partners	12,187,638	-	10,822,500	23,010,138
Peninsula Pacific	11,005,275	-	-	11,005,275
Non-Executive Directors[4]	143,750	-	277,500	421,250
Nuveen	-	2,450,980	-	2,450,980
Total Restricted Shares	26,278,711	4,831,190	11,100,000	42,209,901
Shares Underlying Public Warrants	-	-	23,000,000	23,000,000
Fully Diluted Total Outstanding Shares	28,847,707	4,831,190	34,100,000	67,778,897
Cumulative Fully Diluted Total Outstanding Shares[5]	**28,847,707**	**33,678,897**	**67,778,897**	**67,778,897**

1) CPH Management & Employees (Current and Former) hold i) 2,459,406 "in the money" options with a strike price of $0.87 (which results in a further 2,249,629 shares of Restricted Common Stock assuming a conversion stock price of $10.20/share based on the Treasury Stock Method), and ii) 324,073 "in the money" options with a strike price of $6.09 (which results in a further 130,581 shares of Restricted Common Stock assuming a conversion stock price of $10.20/share based on the Treasury Stock Method).

2) Nuveen may elect to convert its Preferred Stock into shares of Common Stock at a 1:1 ratio at any time six months after the Closing Date. The total number of shares of Common Stock into which the Preferred Stock will be converted will be 2,450,980 shares of Common Stock (subject to anti-dilution protection rights afforded to the holder of the Preferred Stock) at $10.20/share.

3) Each warrant entitles its holders to purchase one share of Common Stock at an exercise price of $11.50/share. The warrants held by Argand Partners and Non-Executive Directors can be exercised on a cashless basis, but are assumed to be exercised for cash in this analysis. All warrants become exercisable 30 days after the completion of the initial business combination. The Company may redeem the outstanding warrants at a price of $0.01 per warrant if the last sale price of the Common Stock equals or exceeds $18.00/share for 20 out of 30 trading days.

4) Non-Executive Directors includes 57,500 shares of Common Stock and 111,000 Warrants held by Tom Armstrong and Gerry Rooney who were Directors of Industrea Acquisition Corp., but not on the Board of the Company.

5) Cumulative Fully Diluted Total Outstanding Shares in the "Other Shares and Equivalents Outstanding" columns represent the cumulative amount of outstanding shares of Common Stock if each of the potential events in items 1, 2 and 3 above were to occur in the order presented.

25

Credit Facilities - $357m Term Loan Facility - $60m ABL Revolver Interest Rate - Term Loan Facility: Libor + 600bps - ABL Revolver: Libor + 175 - 225bps based on leverage levels Tenor - Term Loan Facility: 7 Years - ABL Revolver: 5 Years Term Loan Amortization - 1.25% per quarter, bullet at maturity. Amortization starts the 1 st full fiscal quarter following the closing date Term Loan Call Protection - 101 Soft Call for 12 Months Incremental - Term Loan Facility: Greater of $40m and 0.5x EBITDA free and clear, plus unlimited at 3.5x net first lien leverage - ABL Revolver: Up to $30m Financial Covenants - Term Loan Facility: None - ABL Revolver: Springing 1:1 Fixed Charge Coverage Ratio if at any time total Excess Availability is less than the greater of (i) 10% of the Line Cap, (ii) $5m, and (iii) 12.5% of the U.K. Borrowing Base Credit Facilities Summary 26

Select CPH Marquee Projects

Crossrail Liverpool Street Station





- London, U.K.
- Deep, irregularly shaped moorgate shaft that had to be watertight
- Camfaud poured **1,900+** yards of concrete on the project

Broadway Bridge





- Little Rock, AR
- Massman Construction contract for Broadway Bridge replacement project
- **2,786** foot-long concrete and steel arch bridge
- Brundage-Bone laid ~**1,000** yards of concrete during the 21-month time frame using various pumps, including 32 meters, 36Zs, 36 meters and 41 meters

Other Select Concrete Pumping Projects


MANCHESTER

Old Trafford Stadium

Manchester, U.K.



Howard Hanson Dam

Seattle, WA



Perimeter Summit Office Towers

Atlanta, GA

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CPH in Action 28  Brundage - Bone, Pacific Northwest Highway Project  Brundage - Bone, Salt Lake City Airport Terminal  Brundage - Bone, Seattle Construction Mat Pour  Brundage - Bone, University of Tennessee  Brundage - Bone, Westin Denver Airport  Brundage - Bone, Concrete Boom Pump Song  Camfaud, Brighton BA i360 Observation Tower  Camfaud, Queens Park and Paddington Track Renewal  Eco - Pan, Home Site Project

Robust, Specialized Fleet of Mobile Pumping Equipment 29 ________________________________________________________________________ Note: Fleet profile as of July 31, 2018. Includes impact of April 2018 O’Brien acquisition. CPH’s Approach to Fleet Management  Acquire new equipment to replace equipment near the end of its useful life  Employ outstanding mechanics to ensure fleet is well maintained  Leverage scale and mobility of fleet to maximize utilization  Reduce growth capex by utilizing equipment procured from acquisitions  CPH owns entire fleet; no equipment leasing (Pump lengths in meters; average age and useful life in years) Equipment Type Fleet Count Average Age Expected Useful Life Up to 32m 205 10.2 20 34m to 43m 251 10.9 20 45m to 47m 85 8.4 18 52m+ 76 6.4 12 Total Booms 617 9.8 19 Stationary / Other 252 7.7 20 Placing Booms 56 9.1 25 Telebelts 16 8.3 15 Grand Total 941 9.2 19+ CPH Fleet Overview

Reconciliation of Non-GAAP Measures

(US$ in millions)	Years Ended October 31, FY2015	FY2016	FY2017
Pro Forma Revenue			
Revenue, reported	$ 147,361	$ 172,426	$ 211,211
U.K. Concrete Pumping - Camfaud revenue (pre-acquisition)	45,685	50,530	8,357
O'Brien revenue (pre-acquisition)	11,182	13,563	13,796
Pro Forma Revenue	204,228	236,519	233,364
Constant currency adjustment[1]	(5,000)	(814)	3,277
Pro Forma Adjusted Revenue	$ 199,228	$ 235,705	$ 236,641
Net income, reported	$ 3,509	$ 6,234	$ 913
U.K. Concrete Pumping - Camfaud net income (pre-acquisition)	10,057	11,341	404
O'Brien net income (pre-acquisition)	3,702	4,799	4,909
Pro Forma Net Income	17,268	22,374	6,226
Interest expense, reported	$ 20,492	$ 19,516	$ 22,748
U.K. Concrete Pumping - Camfaud interest expense (pre-acquisition)	575	565	588
O'Brien interest expense (pre-acquisition)	38	-	-
Pro Forma Interest Expense	21,105	20,081	23,336
Income tax expense / (benefit), reported	$ 2,020	$ 4,454	$ 3,757
U.K. Concrete Pumping - Camfaud income tax expense (pre-acquisition)	-	141	87
O'Brien income tax expense (pre-acquisition)	-	-	-
Pro Forma Income Tax Expense	2,020	4,595	3,844
Depreciation and amortization, reported	$ 20,603	$ 22,310	$ 27,154
U.K. Concrete Pumping - Camfaud depreciation and amortization (pre-acquisition)	3,607	3,984	1,025
O'Brien depreciation and amortization (pre-acquisition)	-	-	93
Pro Forma Depreciation and Amortization	24,210	26,294	28,272
Pro Forma EBITDA	64,604	73,344	61,678
EBITDA adjustments:			
Debt refinancing costs	$ 964	$ 691	$ 5,401
Acquisition costs	290	3,644	4,343
One-time employee costs[2]	-	29	997
Other adjustments[3]	2,461	4,761	4,964
Constant currency adjustment[1]	(1,626)	(247)	1,031
Pro Forma Adjusted EBITDA	$ 66,692	$ 82,222	$ 78,414
Pro Forma Capex			
Maintenance Capex	12,438	19,311	12,747
Growth Capex	17,283	11,323	10,484
Pro Forma Total Capex	29,721	30,634	23,231
Adjusted Free Cash Flow[4]	$ 36,971	$ 51,588	$ 55,183

Note: CPH's U.K. segment (Camfaud) was acquired in November 2016 and is consolidated in the fiscal year ended October 31, 2017 financial statements. Financial results of Camfaud are captured separately prior to this date and are labeled as "pre-acquisition," and are consolidated within CPH's "reported" financials for periods after November 2016. O'Brien was acquired in April 2018 and its financial results are included as "pre-acquisition" financials for 2017, 2016 and 2015.

(1) Constant currency based on a GBP to USD exchange rate of 1.370.

(2) One-time employee costs include severance, relocation, hiring and recruiting expenses.

(3) Other adjustments include management & board fees, transaction-related and other non-ordinary course legal fees, stock option expense, start-up costs, and other transaction-oriented, project-oriented, normalizing and non-operating income/expense items.

(4) Adjusted Free Cash Flow defined as Pro Forma Adjusted EBITDA - Pro Forma Total Capex.

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Corporate Headquarters Investor Relations 6461 Downing St. Liolios Group Denver, CO 80229 Cody Slach concretepumpingholdings.com 949 - 574 - 3860 BBCP@Liolios.com